UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend & Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying
Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Semi-Annual Report

June 30, 2011

Nuveen Diversified
Dividend and
Income Fund

JDD

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	13

Performance Overview	16

Shareholder Meeting Report	17

Portfolio of Investments	18

Statement of Assets & Liabilities	31

Statement of Operations	32

Statement of Changes in Net Assets	33

Statement of Cash Flows	34

Financial Highlights	36

Notes to Financial Statements	38

Annual Investment Management Agreement Approval Process	50

Reinvest Automatically Easily and Conveniently	58

Glossary of Terms Used in this Report	60

Other Useful Information	62

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

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Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in dividend-paying common stocks and manages the Fund's call option strategy. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team. He has 29 years of corporate finance and investment management experience.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who each have more than 20 years of experience in managing real estate investments, lead the team.

Wellington Management Company, LLP, invests its portion of the Fund's assets in emerging markets sovereign debt, quasi-sovereign and corporate securities and manages the Fund's foreign currency forward strategy. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein, Symphony's Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management talk about their management strategies and the performance of the Fund for the six-month period ending June 30, 2011.

What were the key strategies were used to manage the Fund over this reporting period?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend-paying common stocks, 2) dividend-paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

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For the dividend-paying equity portion of the Fund's portfolio managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone. We also wrote (sold) covered call options on individual stocks held in its portfolio in an attempt to enhance returns, although this did create the possibility of foregoing some upside potential from stock appreciation.

In managing the real estate portion of the portfolio managed by Security Capital, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the emerging market debt portion of the Fund managed by Wellington Management, we kept the portfolio's beta at a neutral level, balancing our positive outlook and expectations for emerging markets countries with concerns about the broader global environment. We were overweight Latin America, favoring countries such as Argentina, Brazil, and Peru. An underweight to Central Europe reflected our concerns about the region's vulnerability to a worsening of the European sovereign crisis, and instead we focused our exposure on countries like Russia, Kazakhstan, and South Africa. We reduced exposure to most countries in the Middle East following the political turmoil seen in that region, but we continued to hold exposure in Qatar and United Arab Emirates, two high quality countries with attractive valuations. We remained underweight in Asia on the basis of tight valuations, though we increased exposure to Asian currencies where growth was strong, the balance of payments picture was healthy, and inflation pressures were rising. Local interest rate exposure was concentrated in countries with steep yield curves, like Mexico and Colombia, while corporate exposure was taken on a tactical basis where new issue premiums were attractive. On June 23, 2011, the Fund implemented an investment policy change for its emerging markets debt investments. Going forward, the Fund may invest up to 1% of this portion of its portfolio in defaulted securities issued by a single issuer. There also will be an aggregate 3% limit to defaulted securities in this portion of the portfolio. We also entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for the Fund in this report.

*  Six-month returns are cumulative; all other numbers are annualized.

1  Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs) and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. Stock Market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

In the senior loan and other debt portion of the Fund's portfolio managed by Symphony, we continued to position the portfolio conservatively with senior loans we felt offered above-average fundamental strength, asset coverage, and a solid risk-adjusted yield. During most of the period, the leveraged finance markets traded positively as the Federal Reserve's quantitative easing initiative was underway, optimism about stability (and growth) increased, and sovereign concerns remained on the back burner until mid-May when volatility began to increase as macro concerns about Europe (and later the U.S.) drove markets lower.

Nonetheless, the loan market showed a positive return for the first half of 2011, despite a selloff late in the period. Overall, consensus opinion in the loan market centered on overall optimism regarding a low default environment, with the default rate for the U.S. market decreasing 20 basis points to 1.05% for the twelve-month period ended June 2011. While the average recovery rate has dropped, such a low default rate makes the average recovery rate less meaningful—particularly for higher quality portfolios within the non-investment grade space.

How did the Fund perform over the six-month period?

The performance of JDD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 6/30/11

	6-month	1-Year	5-Year
JDD	5.73%	22.93%	2.06%
Comparative Benchmark[1]	6.88%	22.99%	5.01%
S&P 500 Stock Index[2]	6.02%	30.69%	2.94%

For the six-month period ended June 30, 2011, the total return on common share net asset value (NAV) for the Fund underperformed both its comparative benchmark and the general market index.

Within the dividend-paying equity portion of the Fund's portfolio managed by NWQ, several positions appreciated sharply during the period given depressed initial valuations, individual catalysts, and a perception of stabilization in the economy. Pfizer Inc. outperformed, as the company has been active in addressing ongoing and future challenges by shaking up its management team, stabilizing its core earnings, and beginning the process of divesting several divisions.

Motorola Solutions is a leading provider of two-way radio and wireless network products, and is positioned to profit from the digital upgrade in public safety equipment. We believe the company will also benefit significantly if the government allocates additional frequency spectrum to public safety for wireless broadband data usage, an issue that is starting to gain momentum in Washington. We expect the company will address capital allocation (dividends and share repurchase) after completing the sale of its network business to Nokia Siemens.

A catalyst for the appreciation in CVS Caremark Corp. was the announcement that its pharmacy benefit manager (PBM) had won a $3 billion contract for the Federal

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Employee Program (FEP). The win is significant for Caremark as it further validates the company's integrated PBM-retail pharmacy business model (they have now won the two largest contracts out for bid in the past year at competitive, but we believe still attractive, margins). We believe Caremark's earnings and free cash flow are trending in the right direction as new management resumes its cost cutting and restructuring efforts and its PBM business continues to gain more solid footing. The company is also poised to benefit from the upcoming "generic wave" as many branded pharmaceutical products are set to come off patent.

Several of our bank stocks, including Citigroup, JP Morgan Chase, and Wells Fargo negatively impacted performance. This reflects uncertainty surrounding future banking regulations, overall market/trading weakness, and concerns about lower economic growth. Of particular concern was an expected higher capital requirement, which could constrain future growth and profitability. Genworth Financial's U.S. mortgage insurance business struggled, given the lingering housing market problems. Despite stability in its life and international mortgage divisions, weakness in its U.S. mortgage insurance operations continue to loom over the company's efforts to recover from the 2008 financial crisis. General Motors declined on concerns about potential pricing degradation and product mix given high gasoline prices and production cutbacks due to supply shortages from Japan. The potential overhang of the U.S. government's ownership stake has also weighed on the stock. Our investment thesis for the stock remained intact as the company's fundamentals have greatly improved since emerging from bankruptcy last year, and we believe the most pressing issues and concerns are short-term in nature.

NWQ also added several new positions to its portion of the Fund's portfolio. Cisco Systems was purchased as we felt the share price fully discounted lower future operating margins and gave little value to the company's core franchise or management's ability to successfully restructure its businesses. With a cash rich balance sheet and attractive free cash flow yield, we felt that shares of Cisco offered meaningful downside protection and potential upside through stock repurchases, increased dividends, and successful reorganization and product repositioning efforts. We also purchased Teva Pharmaceutical Industries Ltd., a global leader in the development and marketing of generic pharmaceuticals. We believe the firm is well-positioned to benefit from the upcoming wave of major branded drugs reaching the end of their patent protection. Recent execution issues, which have included FDA quality control violations at two plants, have sent Teva shares down to single-digit earnings multiples and near double-digit free cash flow yields. Interpublic Group of Companies, Inc. (IPG) provides advertising and marketing services worldwide. The company had been plagued by accounting irregularities, as well as poor cost controls, following a series of acquisitions made over the years. A new management team has fixed the accounting issues and implemented controls and other important business systems for managing and monitoring costs. We initiated a position as the company continued its fundamental improvement driven by better execution and increased cash flow generation. IPG recently took another positive step in its turnaround when Moody's upgraded its unsecured debt and revolving credit facility two notches to investment grade. This should result in removing the covenants on cash flow and could lead to the company ramping up its share buyback and/or increasing its dividend payout. We also purchased CVS Caremark, the retail pharmacy and pharmacy services

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provider. We believe that the market is giving the company no credit for the synergies created by its purchase of pharmacy benefit manager (PBM) Caremark Rx two years ago in a deal that created the most vertically integrated pharmacy in the country. Other new investments during the period include JPMorgan, National CineMedia, Nielsen Holdings N.V., and Redwood Trust.

During the period we eliminated Kroger Co. on concerns that the supermarket group will be unable to pass through upcoming food price inflation as consumers simultaneously digest higher gas prices and a sluggish employment outlook. Kimberly-Clark Corp. was sold based on valuation and concerns stemming from the announced restructuring of its pulp and paper operations. We questioned the high cost of the plan, particularly when compared to the limited expected return the restructuring would generate. We exited Valeant Pharmaceutical International following significant appreciation as investors became more comfortable with the company's business model and the sustainability of its growth prospects. ENI SPA, Packaging Corp. of America, and Union Pacific were also sold as we felt each company's share price had reached fair valuation, and the risk/reward for continuing to own the stocks was no longer attractive.

In the real estate portion of the Fund managed by Security Capital, the portfolio's shopping center, office and self-storage investments contributed positively to performance. On the negative side, the Fund's performance was constrained by investments in health care and multi-family companies.

In the emerging markets debt portion of the portfolio managed by Wellington Management, both country rotation and security selection strategies contributed positively to returns for the Fund. Security selection trades in Argentina, Ukraine, Venezuela and Russia were particularly favorable, as was a lack of exposure to Lebanon, Belarus and an underweight to China and Turkey. Conversely, an overweight allocation to Bahrain and less favorable security selection in Chile detracted from relative returns.

Wellington Management continued to be positive on the outlook for emerging markets debt. Credit fundamentals continued to improve on the back of strong economic growth, low and stable debt burdens, and higher reserves. Reform progress, however, has waned in an environment of high commodity prices and ample global liquidity. As a result, the pace of credit improvement from here may ebb. The global backdrop also remained challenging, with slower growth in the U.S. and core Europe, persistent challenges in the Western European periphery, and policy tightening in China aimed at cooling inflation and property sector expansion. The prospect of a hard landing in China—not our base case scenario at this point—likely poses the biggest risk to our market should it lead to a sharp drop in commodity prices.

The senior loan portion of the Fund managed by Symphony benefited toward the end of the period by a positioning in lower volatility names, many of which have lower leverage and less cyclicality to their businesses than the overall market. The Fund also had some good company specific news within some holdings, such as Burlington Coat Factory, which continued to show positive earnings and free cashflow momentum and an ability to translate that into debt paydowns.

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Generally speaking, this part of the Fund's portfolio was largely constrained by having better quality holdings during the period. Many of these names pay lower coupons, and as such tend to underperform in an environment in which price action is flat. However, the positioning kept pace with the overall Index.

During the period, the Fund also entered into interest rate swaps to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings. This portion of the Fund is overseen by Nuveen Fund Advisors, Inc., also an affiliate of Nuveen Investments.

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a very modest negative impact on the performance of the Fund over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed its ARPS at par in 2009 and since then has relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

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Subsequently, 33 of the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

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Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by REITs, linking an investment in the Fund to the performance of the real estate markets.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund's quarterly distribution to common shareholders decreased during March. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but-as noted earlier-also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of

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3  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2011. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/11 (Common Shares)	JDD
Inception date	9/25/03
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$0.20
From realized capital gains	0.30
Return of capital	0.00
Total per share distribution	$0.50
Annualized distribution rate on NAV	8.10%
Average annual total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	5.73%
1-Year on NAV	22.93%
5-Year on NAV	2.06%
Since inception on NAV	6.99%
Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	5.73%
1-Year on NAV	22.93%
5-Year on NAV	2.66%
Since inception on NAV	7.37%

Common Share Repurchases and Share Price Information

As of June 30, 2011, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

Common Shares Repurchased and Retired	% of Outstanding Common Shares
240,001	1.2%

Nuveen Investments

During the six-month reporting period, the Fund did not repurchase and retired any of it outstanding common shares.

As of June 30, 2011, the Fund's common share price was trading at a -8.27% discount to its common share net asset value (NAV), compared with an average discount of -9.24% for the entire six-month period.

Nuveen Investments

Fund Snapshot

Common Share Price	$11.42
Common Share Net Asset Value (NAV)	$12.45
Premium/(Discount) to NAV	-8.27%
Current Distribution Rate[1]	8.76%
Net Assets Applicable to Common Shares ($000)	$248,439

Leverage

(as a % of managed assets)6

Structural Leverage	24.31%
Effective Leverage	24.31%

Portfolio Composition

(as a % of total investments)2,3

Real Estate Investment Trust	27.5%
Emerging Markets Debt	20.4%
Media	5.4%
Pharmaceuticals	4.8%
Insurance	3.9%
Hotels, Restaurants & Leisure	3.6%
Health Care Providers & Services	3.4%
Communications Equipment	2.5%
Metals & Mining	2.2%
Software	1.6%
Diversified Financial Services	1.6%
Oil, Gas & Consumable Fuels	1.6%
Short-Term Investments	2.8%
Other	18.7%

Real Estate Investment Trust
Top Five Sub-Industries

(as a % of total investments)2,3

Specialized	6.8%
Office	6.4%
Retail	5.5%
Residential	4.8%
Diversified	2.1%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries

(as a % of total investments)2,3

Mexico	1.8%
Indonesia	1.5%
Russian Federation	1.4%
Brazil	1.4%
Turkey	0.9%

Average Annual Total Return

(Inception 9/25/03)

	On Share Price	On NAV
6-month (Cumulative)	9.50%	5.73%
1-Year	26.16%	22.93%
5-Year	2.13%	2.06%
Since Inception	6.13%	6.99%

Average Annual Total Return4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
6-Month (Cumulative)	9.50%	5.73%
1-Year	26.16%	22.93%
5-Year	2.77%	2.66%
Since Inception	6.52%	7.37%

JDD

Performance

OVERVIEW

Nuveen Diversified Dividend and Income Fund

  as of June 30, 2011

Portfolio Allocation (as a % of total investments)2,3,5

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

4  As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

5  74.8% of the Fund's total investments (excluding investments in derivatives) are U.S. Securities.

6  As defined in Footnote 7—Management Fees and Other Transactions with Affiliates.

Nuveen Investments

JDD

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	17,772,844
Withhold	437,145
Total	18,209,989
David J. Kundert
For	17,750,052
Withhold	459,937
Total	18,209,989
Terence J. Toth
For	17,769,619
Withhold	440,370
Total	18,209,989

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of Investments

  June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 33.8% (25.3% of Total Investments)
	Aerospace & Defense – 1.4%
17,900	Lockheed Martin Corporation	$1,449,363
40,500	Raytheon Company	2,018,925
	Total Aerospace & Defense	3,468,288
	Automobiles – 0.8%
63,300	General Motors Company, (2)	1,921,788
	Biotechnology – 0.6%
24,500	Amgen Inc., (2)	1,429,575
	Building Products – 0.5%
35,400	Masonite Worldwide Holdings, (2), (11)	1,256,700
	Commercial Banks – 0.9%
76,800	Wells Fargo & Company	2,155,008
	Commercial Services & Supplies – 0.7%
72,000	Pitney Bowes Inc.	1,655,280
	Communications Equipment – 2.2%
76,000	Cisco Systems, Inc.	1,186,360
100,600	Motorola Mobility Holdings Inc., (2)	2,217,224
47,428	Motorola Solutions Inc., (2)	2,183,585
	Total Communications Equipment	5,587,169
	Computers & Peripherals – 0.5%
36,000	Hewlett-Packard Company	1,310,400
	Diversified Financial Services – 1.8%
70,450	Citigroup Inc.	2,933,538
38,400	JPMorgan Chase & Co.	1,572,096
	Total Diversified Financial Services	4,505,634
	Diversified Telecommunication Services – 0.6%
181,200	Frontier Communications Corporation	1,462,284
	Food & Staples Retailing – 0.6%
40,000	CVS Caremark Corporation	1,503,200
	Hotels, Restaurants & Leisure – 0.6%
39,200	Hyatt Hotels Corporation, Class A, (2)	1,600,144
	Industrial Conglomerates – 0.3%
44,600	General Electric Company	841,156

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 5.0%
187,500	Genworth Financial Inc., Class A, (2)	$1,927,500
107,900	Hartford Financial Services Group, Inc.	2,845,323
31,200	Loews Corporation	1,313,208
61,800	MetLife, Inc.	2,711,166
111,800	Symetra Financial Corporation	1,501,474
86,500	Unum Group	2,204,020
	Total Insurance	12,502,691
	Machinery – 0.7%
37,600	Ingersoll Rand Company Limited, Class A	1,707,416
	Media – 2.3%
111,000	Interpublic Group Companies, Inc., (2)	1,387,500
17,337	Metro-Goldwyn-Mayer, (11)	388,493
81,100	National CineMedia, Inc.	1,371,401
70,300	Time Warner Inc.	2,556,811
	Total Media	5,704,205
	Metals & Mining – 2.5%
56,200	AngloGold Ashanti Limited, Sponsored ADR	2,365,458
49,500	Barrick Gold Corporation	2,241,855
37,400	Nucor Corporation	1,541,628
	Total Metals & Mining	6,148,941
	Oil, Gas & Consumable Fuels – 2.1%
14,000	Exxon Mobil Corporation, (3)	1,139,320
16,100	Occidental Petroleum Corporation	1,675,044
41,000	Total S.A., Sponsored ADR	2,371,440
	Total Oil, Gas & Consumable Fuels	5,185,804
	Pharmaceuticals – 5.6%
43,400	GlaxoSmithKline PLC, Sponsored ADR	1,861,860
56,000	Merck & Company Inc.	1,976,240
205,000	Pfizer Inc.	4,223,000
114,200	Sanofi-Aventis, ADR	4,587,414
27,900	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,345,338
	Total Pharmaceuticals	13,993,852
	Professional Services – 0.3%
25,700	Nielsen Holdings BV, (2)	800,812
	Software – 2.2%
156,600	CA Inc.	3,576,744
68,100	Microsoft Corporation	1,770,600
	Total Software	5,347,344
	Tobacco – 0.7%
24,700	Philip Morris International	1,649,219
	Wireless Telecommunication Services – 0.9%
85,000	Vodafone Group PLC, Sponsored ADR	2,271,200
	Total Common Stocks (cost $78,279,267)	84,008,110

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 36.4% (27.2% of Total Investments)
	Diversified – 2.8%
170	Colonial Properties Trust	$3,468,000
107	Liberty Property Trust	3,494,205
	Total Diversified	6,962,205
	Industrial – 1.7%
120	ProLogis	4,284,600
	Mortgage – 0.3%
56	Redwood Trust, Inc.	846,720
	Office – 8.6%
170	Biomed Realty Trust, Inc.	3,270,800
28	Boston Properties, Inc.	2,930,016
134	Commonwealth REIT	3,457,056
114	Mack-Cali Realty Corporation	3,755,160
189	Piedmont Office Realty Trust	3,849,632
49	SL Green Realty Corporation	4,035,769
	Total Office	21,298,433
	Residential – 6.4%
151	Apartment Investment & Management Company, Class A	3,850,588
29	AvalonBay Communities, Inc.	3,746,070
69	Equity Residential	4,122,000
168	Equity Lifestyle Properties Inc.	4,255,440
	Total Residential	15,974,098
	Retail – 7.4%
31	Federal Realty Investment Trust	2,632,062
238	General Growth Properties Inc.	3,978,228
79	Macerich Company	4,239,394
82	Regency Centers Corporation	3,583,555
34	Simon Property Group, Inc.	3,990,757
	Total Retail	18,423,996
	Specialized – 9.2%
170	Extra Space Storage Inc.	3,626,100
106	HCP, Inc.	3,878,133
69	Health Care REIT, Inc.	3,636,021
225	Host Hotels & Resorts Inc.	3,821,242
35	Public Storage, Inc.	3,941,782
72	Ventas Inc.	3,816,203
	Total Specialized	22,719,481
	Total Real Estate Investment Trust Common Stocks (cost $67,485,258)	90,509,533

Shares	Description (1)	Coupon	Ratings (4)	Value
	Capital Preferred Securities – 0.7% (0.5% of Total Investments)
	Food Products – 0.7%
15	HJ Heinz Finance Company, 144A	8.000%	BB+	$1,624,688
	Total Capital Preferred Securities (cost $1,310,000)			1,624,688

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 31.9% (23.8% of Total Investments) (6)
	Aerospace & Defense – 0.2%
$423	Transdigm, Inc., Term Loan	4.000%	6/30/17	Ba2	$425,422
	Auto Components – 0.8%
1,321	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	TBD	TBD	Ba3	1,252,969
674	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	TBD	TBD	Ba3	639,270
1,995	Total Auto Components				1,892,239
	Biotechnology – 0.4%
900	Grifols, Term Loan	6.000%	6/01/17	BB	905,250
	Building Products – 0.4%
993	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	997,391
	Chemicals – 0.4%
995	Univar, Inc., Term Loan	5.000%	6/30/17	B	994,734
	Commercial Services & Supplies – 0.4%
1,000	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	1,003,906
	Communications Equipment – 1.1%
660	Avaya Inc., Term Loan	5.250%	10/24/14	B+	635,860
1,325	Avaya Inc., Term Loan	1.000%	10/26/16	B1	1,280,569
867	Intelsat, Term Loan	5.250%	4/02/18	BB-	870,639
2,852	Total Communications Equipment				2,787,068
	Consumer Finance – 0.3%
750	Springleaf Financial Funding Company, Term Loan	5.500%	5/06/17	B+	736,797
	Diversified Financial Services – 0.3%
730	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	731,446
	Electric Utilities – 0.8%
2,312	TXU Corporation, 2014 Term Loan	3.690%	10/10/14	B2	1,940,074
	Electronic Equipment & Instruments – 0.6%
499	NDS Group, Ltd., Term Loan	4.000%	3/12/18	Ba2	499,789
800	Sensata Technologies B.V., Term Loan	4.000%	5/12/18	BB+	800,425
300	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	Ba3	301,437
1,599	Total Electronic Equipment & Instruments				1,601,651
	Food & Staples Retailing – 0.7%
1,984	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B3	1,865,426
	Food Products – 0.9%
1,000	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	1,000,313
1,375	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B+	1,377,395
2,375	Total Food Products				2,377,708
	Health Care Providers & Services – 4.5%
65	Community Health Systems, Inc., Delayed Term Loan	2.504%	7/25/14	BB	63,217
142	Community Health Systems, Inc., Extended Term Loan	3.754%	1/25/17	BB	138,339
1,270	Community Health Systems, Inc., Term Loan	2.504%	7/25/14	BB	1,229,533
1,990	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	BB	1,998,172
748	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	746,722
2,000	Golden Living, Term Loan	5.000%	5/04/18	B+	1,964,990
917	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	916,897
962	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	959,586

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Health Care Providers & Services (continued)
$228	United Surgical Partners International, Inc., Delayed Term Loan	2.190%	4/21/14	Ba3	$221,229
1,205	United Surgical Partners International, Inc., Term Loan	2.234%	4/21/14	Ba3	1,170,718
1,836	Universal Health Services, Inc., Term Loan B	4.000%	11/15/16	BB+	1,843,282
11,363	Total Health Care Providers & Services				11,252,685
	Hotels, Restaurants & Leisure – 4.1%
1,980	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	1,967,625
1,427	Dunkin Brands, Inc., Term Loan B2	4.250%	11/23/17	B	1,426,989
83	OSI Restaurant Partners LLC, Revolver	2.499%	6/14/13	B+	79,965
857	OSI Restaurant Partners LLC, Term Loan	2.500%	6/14/14	B+	822,401
1,073	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	1,068,319
2,057	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB+	2,066,133
1,050	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	1,057,875
89	Travelport LLC, Letter of Credit	4.746%	8/23/15	Ba3	85,541
313	Travelport LLC, Term Loan	4.746%	8/21/15	Ba3	299,733
299	Venetian Casino Resort LLC, Delayed Term Loan	2.690%	11/23/16	BB	290,141
1,097	Venetian Casino Resort LLC, Tranche B, Term Loan	2.690%	11/23/16	BB	1,065,209
10,325	Total Hotels, Restaurants & Leisure				10,229,931
	Household Products – 0.4%
995	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	994,689
	Industrial Conglomerates – 1.2%
2,993	U.S. Foodservice, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	B-	2,912,701
	Insurance – 0.2%
620	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	BBB-	623,190
	IT Services – 2.0%
1,581	First Data Corporation, Extended Term Loan	4.186%	3/24/18	B+	1,453,386
168	First Data Corporation, Term Loan B1	2.936%	9/24/14	B+	156,148
720	Frac Tech International LLC, Term Loan	6.250%	5/03/16	B+	719,838
750	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2, WI/DD	TBD	TBD	B+	742,501
1,937	SunGard Data Systems, Inc., Term Loan B	1.939%	2/28/14	BB	1,892,583
5,156	Total IT Services				4,964,456
	Leisure Equipment & Products – 0.6%
1,379	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	1,385,224
	Media – 5.0%
622	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	622,935
1,742	Emmis Operating Company, Term Loan	4.246%	11/01/13	Caa2	1,624,220
670	SuperMedia, Term Loan	11.000%	12/31/15	B-	407,147
1,298	Interactive Data Corporation, Term Loan B	4.750%	2/11/18	Ba3	1,300,522
1,548	Knology, Inc., Term Loan	4.000%	8/18/17	B+	1,544,459
2,463	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB-	2,459,298
33	Nielsen Finance LLC, Term Loan A	2.190%	8/09/13	Ba2	32,818
546	Nielsen Finance LLC, Term Loan C	3.440%	5/02/16	Ba2	544,451
475	Tribune Company, Term Loan B, (7), (8)	0.000%	6/04/14	Ca	323,329
1,956	Univision Communications, Inc., Term Loan	4.436%	3/31/17	B+	1,861,942
1,000	UPC Broadband Holding BV, Term Loan N	3.686%	12/31/17	Ba3	999,168
1,570	Yell Group PLC, Term Loan	3.936%	7/31/14	N/R	634,251
13,923	Total Media				12,354,540
	Metals & Mining – 0.5%
1,167	Walter Energy, Term Loan	4.000%	4/02/18	BB-	1,169,094
	Multiline Retail – 0.8%
1,000	Bass Pro Group LLC Term Loan B	5.250%	6/13/17	BB-	995,625
1,000	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	989,034
2,000	Total Multiline Retail				1,984,659

Nuveen Investments

Principal Amount (000)		Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
		Personal Products – 0.4%
$931		NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	$931,581
		Pharmaceuticals – 0.8%
886		Warner Chilcott Corporation, Term Loan B1	4.250%	3/17/18	BBB-	887,622
443		Warner Chilcott Corporation, Term Loan B2	4.250%	3/17/18	BBB-	443,811
609		Warner Chilcott Corporation, Term Loan B3	4.250%	3/17/18	BBB-	610,241
1,938		Total Pharmaceuticals				1,941,674
		Real Estate Investment Trust – 0.3%
837		iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	825,372
		Real Estate Management & Development – 0.6%
987		Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	989,086
438		LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	438,868
1,425		Total Real Estate Management & Development				1,427,954
		Road & Rail – 0.4%
973		Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB-	980,733
		Semiconductors & Equipment – 1.2%
1,987		Freescale Semiconductor, Inc., Term Loan	4.436%	12/01/16	B1	1,980,527
998		NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B-	1,003,424
2,985		Total Semiconductors & Equipment				2,983,951
		Specialty Retail – 1.6%
748		Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	747,658
1,000		J Crew Group, Term Loan	4.750%	3/07/18	B1	963,064
1,833		Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,810,417
500		Pilot Travel Centers LLC, Term Loan	4.250%	3/30/18	BB+	502,345
4,081		Total Specialty Retail				4,023,484
$81,999		Total Variable Rate Senior Loan Interests (cost $81,368,725)				79,245,030
Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 27.3% (20.4% of Total Investments)
		Argentina – 1.0%
250		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B	$283,125
429		Republic of Argentina	8.280%	12/31/33	B-	378,870
448		Republic of Argentina	8.280%	12/31/33	B	395,594
558	EUR	Republic of Argentina	7.820%	12/31/33	B	584,379
1,660		Republic of Argentina	2.500%	12/31/38	B	722,100
380	EUR	Republic of Argentina	2.260%	12/31/38	B	188,737
		Total Argentina				2,552,805
		Brazil – 1.8%
155		Banco Bradesco Cayman, 144A	5.900%	1/16/21	Baa1	156,550
525		Banco de Brazil, 144A	5.875%	1/26/22	Baa1	519,225
695	BRL	Companhia Energetica de Sao Paula, 144A	9.750%	1/15/15	Ba1	646,350
265		Globo Comunicacao Paricipacoes, S.A., 144A	7.250%	4/26/22	BBB	279,575
120		Globo Comunicacao Paricipacoes, S.A., 144A	6.250%	7/20/50	BBB	125,700
605		Banco Nacional de Desenvolvimento Economico e Social, Reg S	6.369%	6/16/18	BBB-	677,600
255		Banco de Nordeste do Brasil, 144A	3.625%	11/09/15	BBB-	250,538
225		Companhia de Bebidas Das	8.750%	9/15/13	A-	258,188
294		Telemar Norte Leste, S.A., 144A	5.500%	10/23/20	Baa2	290,325
255		Federative Republic of Brazil	8.750%	2/04/25	Baa2	361,463
155		Federative Republic of Brazil	10.125%	5/15/27	Baa2	242,575
125		Federative Republic of Brazil	8.250%	1/20/34	Baa2	171,875

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Brazil (continued)
$95		Federative Republic of Brazil	7.125%	1/20/37	Baa2	$117,325
360	BRL	National Treasury Note of Brazil	6.000%	5/15/15	Baa2	466,035
		Total Brazil				4,563,324
		Canada – 0.3%
375		Pacific Rubiales Energy Corporation, 144A	8.750%	11/10/16	BB	422,813
265		PTTEP Canada International Limited, 144A	5.692%	4/05/21	BBB+	264,125
		Total Canada				686,938
		Cayman Islands – 0.8%
191		Fibria Overseas Finance, 144A	7.500%	5/04/20	BB	207,961
150		Fibria Overseas Finance, 144A	6.750%	3/03/21	BB	157,125
195		Petrobras International Finance Corporation	7.875%	3/15/19	A3	236,128
285		Petrobras International Finance Corporation	5.875%	3/01/18	A3	306,651
145		Braskem SA, Reg S	7.000%	5/07/20	BBB-	158,050
386		IPIC GMTN LTD, 144A	5.000%	11/15/20	AA	382,140
450		ITAU Unibanco Holding S.A., 144A	5.750%	1/22/21	Baa1	448,419
		Total Cayman Islands				1,896,474
		Chile – 0.5%
195		E CL, S.A., 144A	5.625%	1/15/21	BBB-	200,305
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A3	58,548
225		Empresa Nacional del Petroleo, Reg S, 144A	6.250%	7/08/19	A3	243,553
450		Corporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	A1	456,287
420		Codelco, Inc.	3.750%	11/4/20	A1	399,031
		Total Chile				1,357,724
		China – 0.1%
205		ENN Energy Holding Limited, 144A	6.000%	5/13/21	BBB-	201,426
		Colombia – 1.0%
465		Republic of Colombia	11.750%	2/25/20	BBB-	719,355
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB-	269,593
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB-	126,645
535		Republic of Colombia	10.375%	1/28/33	BBB-	845,300
395		Bancolombia S.A.	6.125%	7/26/20	Baa3	400,412
125		Colbun S.A., 144A	6.000%	1/21/20	BBB-	131,050
		Total Colombia				2,492,355
		Costa Rica – 0.0%
20		Republic of Costa Rica, Reg S	9.995%	8/01/20	BB+	27,500
		Cote d'Ivoire (Ivory Coast) – 0.1%
690		Ivory Coast Republic, Reg S, (10)	2.500%	12/31/32	N/A	363,975
		Croatia – 0.3%
325		Croatia Republic, 144A	6.750%	11/05/19	BBB-	351,000
130		Croatia Republic, 144A	6.625%	7/14/20	BBB-	137,638
215		Croatia Republic, 144A	6.375%	3/24/21	BBB-	223,600
		Total Croatia				712,238
		Dominican Republic – 0.4%
160		Dominican Republic, Reg S	7.500%	5/06/21	B+	166,400
639		Dominican Republic, Reg S	9.040%	1/23/18	B+	719,315
		Total Dominican Republic				885,715

Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		El Salvador – 0.6%
$150		Republic of El Salvador, 144A	7.625%	2/01/41	Ba2	$153,750
105		Republic of El Salvador, Reg S	7.375%	12/01/19	BB-	115,500
361		Republic of El Salvador, Reg S	7.750%	1/24/23	Baa3	407,930
510		Republic of El Salvador, Reg S	7.625%	9/21/34	Baa3	554,625
150		Republic of El Salvador, Reg S	7.625%	2/01/41	Ba2	153,750
30		Republic of El Salvador, Reg S	8.250%	4/10/32	Baa3	33,525
		Total El Salvador				1,419,080
		Germany – 0.1%
215		Rearden G Holdings, 144A	7.875%	3/30/20	BB-	234,350
		Hungary – 0.5%
90	EUR	Republic of Hungary, Government Bond	5.750%	6/11/18	BBB-	129,600
40	EUR	Republic of Hungary, Government Bond	6.000%	1/11/19	BBB-	57,498
612		Republic of Hungary, Government Bond	6.375%	3/29/21	BBB-	645,660
400		Republic of Hungary, Government Bond	7.625%	3/29/41	BBB-	431,500
		Total Hungary				1,264,258
		Indonesia – 2.0%
620		Republic of Indonesia, Reg S	6.750%	3/10/14	BB+	690,789
590		Republic of Indonesia, Reg S	10.375%	5/04/14	BB+	721,275
520		Republic of Indonesia, Reg S	7.250%	4/20/15	BB+	601,879
330		Republic of Indonesia, Reg S	6.875%	1/17/18	BB+	386,100
890		Republic of Indonesia, Reg S	11.625%	3/04/19	BB+	1,311,638
335		Republic of Indonesia, Reg S	4.875%	5/05/21	BB+	342,956
125		Republic of Indonesia, Reg S	8.500%	10/12/35	BB+	167,813
560		Republic of Indonesia, Reg S	7.750%	1/17/38	BB+	702,100
		Total Indonesia				4,924,550
		Ireland – 0.1%
290		Vneshecono Bank, 144A	6.800%	11/20/25	BBB	294,611
		Kazakhstan – 0.8%
400		Kazakhstan Development Bank	6.500%	6/03/20	BBB	402,000
265		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	BBB-	326,586
430		KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB-	534,404
325		KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	Baa1	400,563
150		Tengizchevroil LLP, 144A	6.124%	11/15/14	Baa2	159,520
225		Kazatomprom	6.250%	5/20/15	Baa3	241,874
		Total Kazakhston, Reg S				2,064,947
		Latvia – 0.1%
250		Latvia Republic, 144A	5.250%	6/16/21	Baa3	246,875
		Lithuania – 0.5%
175		Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	202,563
145		Republic of Lithuania, 144A	6.125%	3/09/21	Baa1	154,062
725		Republic of Lithuania, Reg S	7.375%	2/11/20	Baa1	833,750
		Total Lithuania				1,190,375
		Luxembourg – 0.7%
290		Alrosa Finance, S.A., 144A	7.750%	11/3/20	BB-	315,375
360		Gaz Capital, S.A., 144A	9.250%	4/23/19	BBB	449,550
140		Gaz Capital, S.A., Reg S	8.625%	4/28/34	A3	174,650
185		SberBank Capital, S.A.	5.499%	7/07/15	A3	195,869
270		VTB Bank, Reg S	6.315%	2/22/18	Baa1	276,750
415		VTB Capital, S.A., Reg S	6.551%	10/13/20	BBB	421,225
		Total Luxembourg				1,833,419

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Malaysia – 0.6%
$450		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A-	$498,378
115		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A1	148,295
565		Petronas Capital Limited, 144A	5.250%	8/12/19	A1	605,834
285		Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	306,970
		Total Malaysia				1,559,477
		Mexico – 2.4%
8,660	MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A	791,665
9,000	MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	Baa1	738,783
120		Cemex Finance LLC, 144A	9.000%	1/11/18	B	122,100
230		Comision Federal de Electricidad, 144A	4.875%	5/26/21	BBB	229,678
550		Pemex Project Funding Master Trust	6.625%	6/15/35	BBB	579,713
100		Pemex Project Funding Master Trust	5.750%	3/01/18	BBB	109,651
250		Petroleos Mexicanos, 144A	6.500%	6/02/41	BBB	253,662
350		United Mexican States	5.875%	2/17/14	Baa1	387,975
40		United Mexican States	5.625%	1/15/17	Baa1	45,460
77	EUR	United Mexican States	11.000%	5/08/17	Baa1	151,099
560		United Mexican States	5.950%	3/19/19	Baa1	642,600
500		United Mexican States	5.125%	1/15/20	Baa1	540,000
335		United Mexican States	7.500%	4/08/33	Baa1	423,775
245		United Mexican States	6.750%	9/27/34	Baa1	284,813
558		United Mexican States	6.050%	1/11/40	Baa1	593,712
		Total Mexico				5,894,686
		Netherlands – 0.7%
295		Waha Aerospace BV, 144A	3.925%	7/28/20	B+	298,181
375		Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/13/16	AA	415,313
690		Majapahit Holdings BV, Reg S	8.000%	8/07/19	BB	815,925
120		Myriad International Holdings, BV, 144A	6.375%	7/28/17	Baa3	129,600
		Total Netherlands				1,659,019
		Panama – 0.8%
43		Republic of Panama	7.250%	3/15/15	BBB-	50,654
285		Republic of Panama	5.200%	1/30/20	BBB-	312,645
435		Republic of Panama	7.125%	1/29/26	BBB-	536,138
615		Republic of Panama	8.875%	9/30/27	BBB-	871,763
180		AES Panama, Reg S	6.350%	12/21/16	BBB-	193,500
		Total Panama				1,964,700
		Peru – 1.2%
280	PEN	Banco Credito del Peru, 144A				311,609
125		Republic of Peru	9.875%	2/06/15	BBB-	155,625
655		Republic of Peru, Reg S	8.375%	5/03/16	BBB-	807,288
249		Republic of Peru	7.840%	8/12/20	BBB+	99,774
105		Republic of Peru	7.350%	7/21/25	BBB-	128,258
900		Republic of Peru	8.750%	11/21/33	BBB-	1,227,150
71		Republic of Peru	6.550%	3/14/37	BBB-	79,201
75		Republic of Peru	5.625%	11/18/50	BBB-	70,688
		Total Peru				2,879,593
		Philippines – 0.9%
35		Republic of the Philippines	9.375%	1/18/17	BB	45,413
230		Republic of the Philippines	9.875%	1/15/19	BB	315,388
375		Republic of the Philippines	8.375%	6/17/19	BB	482,363
315		Republic of the Philippines	7.500%	9/25/24	BB	385,875
270		Republic of the Philippines	10.625%	3/16/25	BB	413,775
200		Republic of the Philippines	5.500%	3/30/26	BB	205,250
200		National Power Corporation	5.500%	3/30/26	BB	511,100
		Total Philipines				2,359,164

Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Poland – 0.9%
$1,110		Republic of Poland	3.875%	7/16/15	A2	$1,147,740
340		Republic of Poland	6.375%	7/15/19	A2	388,450
490		Republic of Poland	5.125%	4/21/21	A2	506,538
120	EUR	Republic of Poland	5.250%	1/20/25	A2	171,111
		Total Poland				2,213,839
		Qatar – 0.5%
340		State of Qatar, Reg S	5.250%	1/20/20	AA	362,440
282		Nakilat, Inc., Reg S	6.067%	12/31/33	AA-	290,460
290		State of Qatar, Reg S	4.000%	1/20/15	AA	303,775
210		State of Qatar, Reg S	9.750%	6/15/30	AA	313,425
		Total Qatar				1,270,100
		Russian Federation – 1.8%
1,300		Russian Federation, 144A	3.625%	4/29/15	Baa1	1,335,750
300		Russian Federation, 144A	5.000%	4/29/20	Baa1	310,125
900		Russian Federation, Reg S	3.625%	4/29/15	Baa1	924,750
180		Russian Federation, Reg S	11.000%	7/24/18	BBB	256,734
700		Russian Federation, Reg S	5.000%	4/29/20	Baa1	723,625
329		Russian Federation, Reg S	7.500%	3/31/30	Baa1	387,455
375		Russian Ministry of Finance, Reg S	12.750%	6/24/28	Baa1	663,750
		Total Russian Federation				4,602,189
		Serbia – 0.0%
59		Republic of Serbia, Reg S	6.750%	11/01/24	BB	58,793
		South Africa – 0.9%
335		Transnet Limited, 144A	4.500%	2/10/16	A3	345,749
200		Eskom Holdings Limited, Reg S	5.750%	1/26/21	BBB+	206,500
145		Republic of South Africa	6.250%	3/08/41	A3	155,513
190		Republic of South Africa	7.375%	4/25/12	A3	199,747
4,765		Republic of South Africa	8.000%	12/21/18	A	691,305
485		Republic of South Africa	6.875%	5/27/19	A3	578,363
		Total South Africa				2,177,177
		South Korea – 0.2%
140		Republic of Korea	5.750%	4/16/14	A1	154,132
115		National Agricultureal Cooperative Federation, Reg S	5.000%	9/30/14	A	122,672
135		Korea Development Bank	8.000%	1/23/14	A1	153,658
		Total South Korea				430,462
		Sri Lanka – 0.1%
170		Republic of Sri Lanka, 144A	6.250%	10/04/20	B+	170,000
		Trinidad – 0.1%
185		Petroleum Company of Trinidad & Tobago Limited, 144A	9.750%	8/14/19	BB	223,388
		Turkey – 1.2%
145		Republic of Turkey, Government Bond	9.500%	1/15/14	BB	169,795
135		Republic of Turkey, Government Bond	7.250%	3/15/15	BB	154,035
1,220		Republic of Turkey, Government Bond	7.000%	9/26/16	BB	1,399,950
820		Republic of Turkey, Government Bond	5.625%	3/30/21	Ba2	856,900
185		Republic of Turkey, Government Bond	6.750%	4/03/18	BB	210,197
200		Republic of Turkey, Government Bond	6.000%	1/14/41	Ba2	195,000
		Total Turkey				2,985,877

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Ukraine – 1.1%
$100	Republic of Ukraine, 144A	6.875%	9/23/15	B+	$103,250
495	Republic of Ukraine, 144A	6.250%	6/17/16	B+	494,406
250	Republic of Ukraine, 144A	7.750%	9/23/20	B+	259,375
810	Republic of Ukraine, Reg S	7.650%	6/11/13	B+	850,500
330	Republic of Ukraine, Reg S	6.580%	11/21/16	B+	332,343
105	Naftogaz Ukraine	9.500%	9/30/14	N/A	115,106
666	Ukraine Cabinet Ministers, 144A	7.950%	2/23/21	B+	694,305
	Total Ukraine				2,849,285
	United Arab Emirates – 0.1%
242	Dubai Electricity & Water, 144A	7.375%	10/21/20	Ba2	248,958
100	Emirate of Abu Dhabi, Reg S, 144A	6.750%	4/08/19	AA	118,250
	Total United Arab Emirates				367,208
	United Kingdom – 0.1%
245	Vedanta Resources, PLC	8.250%	6/07/21	BB	246,838
	Uruguay – 0.8%
565	Republic of Uruguay	9.250%	5/17/17	Ba1	745,800
85	Republic of Uruguay	8.000%	11/18/22	BB+	109,990
596	Republic of Uruguay	7.875%	1/15/33	BB+	752,763
237	Republic of Uruguay	7.625%	3/21/36	BB+	298,182
	Total Uruguay				1,906,735
	Venezuela – 1.2%
485	Petroleos de Venezuela S.A.	8.500%	1/02/17	B+	359,627
475	Petroleos de Venezuela S.A., Reg S	8.500%	11/02/17	B+	352,212
665	Petroleos de Venezuela	5.250%	4/12/17	B+	417,098
402	Republic of Venezuela, Reg S	9.000%	5/07/23	BB-	290,227
405	Republic of Venezuela, Reg S	8.250%	10/13/24	BB-	275,399
760	Republic of Venezuela, Reg S	9.250%	5/07/28	BB-	541,499
540	Republic of Venezuela, Reg S	12.750%	8/23/22	BB-	483,299
205	Republic of Venezuela	9.250%	9/15/27	BB-	154,467
	Total Venezuela				2,873,828
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $63,800,010)				67,905,297
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.7% (2.8% of Total Investments)
$4,056	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $4,055,564, collateralized by $4,050,000 U.S. Treasury Notes, 1.500%, due 12/31/13, value $4,141,125	0.010%	7/01/11		$4,055,563
5,125	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $5,125,024, collateralized by $5,160,000 U.S. Treasury Notes, 1.375%, due 3/15/12, value $5,230,950	0.010%	7/01/11		5,125,023
$9,181	Total Short-Term Investments (cost $9,180,586)				9,180,586
	Total Investments (cost $301,423,846) – 133.8%				332,473,244
	Borrowings – (32.1)% (12)				(79,800,000)
	Other Assets Less Liabilities – (1.7)% (13)				(4,233,759)
	Net Assets Applicable to Common Shares – 100%				$248,439,485

Nuveen Investments

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
BNP Paribas	Brazilian Real	1,647,000	U.S. Dollar	995,587	9/02/11	$(45,911)
Citibank	Colombian Peso	57,633,000	U.S. Dollar	32,120	7/29/11	(358)
Citibank	Euro	84,000	U.S. Dollar	120,837	7/20/11	(925)
JPMorgan Chase	Euro	40,000	U.S. Dollar	56,906	9/21/11	(973)
Credit Suisse	Euro	761,000	U.S. Dollar	1,100,962	9/21/11	(178)
HSBC	Kazakhstan Tenge	2,800,000	U.S. Dollar	19,159	7/13/11	(34)
HSBC	Mexican Peso	9,586,000	U.S. Dollar	804,174	9/21/11	(8,895)
Credit Suisse	Peruvian Nouveau Sol	168,000	U.S. Dollar	59,712	9/21/11	(1,024)
UBS	South African Rand	4,707,000	U.S. Dollar	686,512	9/21/11	(1,769)
State Street Bank	U.S. Dollar	21,736	Euro	15,000	9/21/11	(31)
JPMorgan Chase	U.S. Dollar	345,913	Indonesian Rupiah	2,988,000,000	7/29/11	2,474
UBS	U.S. Dollar	170,389	Isreali Shekel	576,000	9/21/11	(1,838)
Credit Suisse	U.S. Dollar	531,812	Isreali Shekel	1,844,000	9/21/11	7,786
Deutsche Bank	U.S. Dollar	173,919	Kazakhstan Tenge	25,580,000	7/07/11	1,409
JPMorgan Chase	U.S. Dollar	152,821	Kazakhstan Tenge	22,350,000	7/13/11	373
HSBC	U.S. Dollar	132,288	Kazakhstan Tenge	19,150,000	7/13/11	(1,028)
Deutsche Bank	U.S. Dollar	96,161	Kazakhstan Tenge	13,900,000	9/06/11	(906)
Deutsche Bank	U.S. Dollar	651,584	Kazakhstan Tenge	93,991,000	9/12/11	(7,479)
Deutsche Bank	U.S. Dollar	173,912	Kazakhstan Tenge	25,579,000	10/07/11	1,377
JPMorgan Chase	U.S. Dollar	678,346	Malaysian Ringgit	2,060,000	9/21/11	3,441
JPMorgan Chase	U.S. Dollar	514,971	Philippine Peso	22,445,000	7/29/11	2,693
UBS	U.S. Dollar	515,030	Philippine Peso	22,445,000	7/29/11	2,634
HSBC	U.S. Dollar	360,480	Polish Zloty	980,000	9/21/11	(5,960)
UBS	U.S. Dollar	14,632	South Afirican Rand	100,000	9/21/11	(10)
JPMorgan Chase	U.S. Dollar	343,990	South Korean Won	374,640,000	9/21/11	5,420
JPMorgan Chase	U.S. Dollar	636,364	Yuan Renminbi	4,200,000	9/27/11	14,789
JPMorgan Chase	U.S. Dollar	48,574	Yuan Renminbi	315,000	9/27/11	263
						$(34,660)

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$19,950,000	Receive	1-Month USD-LIBOR	0.360%	Monthly	3/21/12	$(10,966)
JPMorgan	19,950,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	(144,722)
Morgan Stanley	19,950,000	Receive	1-Month USD-LIBOR	2.064%	Monthly	3/21/16	(211,136)
							$(366,824)

*  Annualized.

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  At or subsequent to June 30, 2011, this issue was under the protection of the Federal Bankruptcy Court.

  (8)  Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.

  (9)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (10)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (11)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (12)  Borrowings as a percentage of Total Investments is 24.0%.

  (13)  Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

  N/A  Not applicable.

  N/R  Not rated.

  DD1  Investment, or portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  BRL  Brazilian Real

  COP  Columbian Peso

  EUR  Euro

  MXN  Mexican Peso

  PEN  Peruvian Nuevo Sol

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2011 (Unaudited)

Assets
Investments, at value (cost $301,423,846)	$332,473,244
Unrealized appreciation on forward foreign currency exchange contracts	42,659
Receivables:
Dividends	396,112
Interest	1,482,799
Investments sold	4,283,717
Matured senior loans	229,376
Reclaims	25,863
Other assets	138,361
Total assets	339,072,131
Liabilities
Borrowings	79,800,000
Unrealized depreciation on forward foreign currency exchange contracts	77,319
Payables:
Investments purchased	4,994,485
Common share dividends	4,903,456
Unrealized depreciation on interest rate swaps	366,824
Accrued expenses:
Interest on borrowings	74,963
Management fees	214,373
Other	201,226
Total liabilities	90,632,646
Net assets applicable to Common shares	$248,439,485
Common shares outstanding	19,962,818
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.45
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$199,628
Paid-in surplus	274,089,898
Undistributed (Over-distribution of) net investment income	(5,923,297)
Accumulated net realized gain (loss)	(50,575,899)
Net unrealized appreciation (depreciation)	30,649,155
Net assets applicable to Common shares	$248,439,485
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $55,070)	$2,515,245
Interest	4,409,298
Total investment income	6,924,543
Expenses
Management fees	1,431,274
Shareholders' servicing agent fees and expenses	677
Interest expense on borrowings	554,221
Custodian's fees and expenses	83,303
Trustees' fees and expenses	13,057
Professional fees	65,603
Shareholders' reports — printing and mailing expenses	56,527
Stock exchange listing fees	4,422
Investor relations expense	29,778
Other expenses	10,427
Total expenses before custodian fee credit and expense reimbursement	2,249,289
Custodian fee credit	(147)
Expense reimbursement	(136,825)
Net expenses	2,112,317
Net investment income (loss)	4,812,226
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	12,355,863
Call options written	755,913
Forward foreign currency exchange contracts	(196,836)
Interest rate swaps	(146,584)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,279,762)
Call options written	93,838
Forward foreign currency exchange contracts	(68,414)
Interest rate swaps	(366,824)
Net realized and unrealized gain (loss)	9,147,194
Net increase (decrease) in net assets applicable to Common shares from operations	$13,959,420

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$4,812,226	$7,119,184
Net realized gain (loss) from:
Investments and foreign currency	12,355,863	17,955,345
Call options written	755,913	67,700
Forward foreign currency exchange contracts	(196,836)	309,630
Interest rate swaps	(146,584)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,279,762)	15,818,516
Call options written	93,838	(214,275)
Forward foreign currency exchange contracts	(68,414)	(95,919)
Interest rate swaps	(366,824)	—
Net increase (decrease) in net assets applicable to Common shares from operations	13,959,420	40,960,181
Distributions to Common Shareholders
From and in excess of net investment income	(9,981,409)	—
From net investment income	—	(18,768,363)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,981,409)	(18,768,363)
Capital Share Transactions
Cost of Common shares repurchased and retired	—	(295,844)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(295,844)
Net increase (decrease) in net assets applicable to Common shares	3,978,011	21,895,974
Net assets applicable to Common shares at the beginning of period	244,461,474	222,565,500
Net assets applicable to Common shares at the end of period	$248,439,485	$244,461,474
Undistributed (Over-distribution of) net investment income at the end of period	$(5,923,297)	$(754,114)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2011 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$13,959,420
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(148,299,521)
Proceeds from sales and maturities of investments	130,374,679
Proceeds from (Purchase of) short-term investments, net	2,094,472
Proceeds from (Payments for) closed foreign currency spot contracts	(25,096)
Proceeds from (Payments for) cash denominated in foreign currencies, net	62
Cash paid for terminated call options written	(89,429)
Premiums received for call options written	502,275
Proceeds from (Payments for) interest rate swap contracts	(146,584)
Amortization (Accretion) of premiums and discounts, net	(159,638)
(Increase) Decrease in:
Receivable for dividends	19,264
Receivable for interest	(11,164)
Receivable for investments sold	(320,900)
Receivables for matured senior loans	1,451
Receivable for reclaims	12,987
Other assets	(40,837)
Increase (Decrease) in:
Payable for investments purchased	1,772,830
Accrued interest on borrowings	5,370
Accrued management fees	4,829
Accrued other expenses	(34,552)
Net realized (gain) loss from:
Investments and foreign currency	(12,355,863)
Call options written	(755,913)
Interest rate swaps	146,584
Paydowns	(463,497)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	3,279,762
Call options written	(93,838)
Forward foreign currency exchange contracts	68,414
Interest rate swaps	366,824
Capital gain and return of capital distributions from investments	429,525
Net cash provided by (used in) operating activities	(9,758,084)
Cash Flows from Financing Activities:
Cash distribution paid to Common shareholders	(5,077,953)
Increase (Decrease) in borrowings	14,800,000
Net cash provided by (used in) financing activities	9,722,047
Net Increase (Decrease) in Cash	(36,037)
Cash at the beginning of period	36,037
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs), was $452,662.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)	Distributions from Net Investment Income to Fund- Preferred Share- holders(c)	Distributions from Capital Gains to Fund- Preferred Share- holders(c)	Total	Net Investment Income to Common Share- holders		Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2011	(g)	$12.25	$0.24	$0.46	$—	$—	$.70	$(.50	)***	$—	$—	$(.50)
2010		11.13	.36	1.70	—	—	2.06	(.94)		—	—	(.94)
2009		8.30	.46	3.24	— *	— *	3.70	(.47)		—	(.41)	(.88)
2008		16.09	.89	(7.19)	(.18)	—	(6.48)	(.78)		(.06)	(.47)	(1.31)
2007		19.22	1.02	(2.30)	(.12)	(.19)	(1.59)	(.90)		(.64)	—	(1.54)
2006		16.88	.99	2.98	(.13)	(.15)	3.69	(.98)		(.37)	—	(1.35)
		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2011	(g)	$—	$—	$—	$79,800	$4,113
2010		—	—	—	65,000	4,761
2009		—	—	—	65,000	4,424
2008		72,000	25,000	83,203	—	—
2007		120,000	25,000	92,729	45,000	10,891
2006		120,000	25,000	105,715	45,000	12,276

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

		Long-Term Capital Gains Retained
Year Ended 12/31:
2011	(g)	N/A
2010		N/A
2009		N/A
2008		N/A
2007		$.25
2006		.25

(c)  The amounts shown are based on Common share equivalents

Nuveen Investments

								Ratios/Supplemental Data
						Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(e)(f)
		Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(d)	Based on Common Share Net Asset Value(d)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate
Year Ended 12/31:
2011	(g)	$—		$12.45	$11.42	9.50%	5.73%	$248,439	1.81	%**	3.76	%**	1.70	%**	3.87	%**	40%
2010		—	*	12.25	10.89	22.16	19.18	244,461	1.78		2.88		1.61		3.06		67
2009		.01		11.13	9.73	72.17	47.30	222,566	1.89		4.73		1.59		5.02		77
2008		—		8.30	6.32	(49.58)	(42.60)	167,623	2.13		6.28		1.65		6.77		49
2007		—		16.09	14.28	(25.75)	(9.00)	325,097	2.20		5.06		1.74		5.53		48
2006		—		19.22	21.03	38.72	22.66	387,432	1.70		5.03		1.26		5.47		44

(d)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

			Total Returns
		Common Shareholders of Record on	Based on Market Value	Based on Common Share Net Asset Value
Year Ended 12/31:
2011	(g)	N/A	9.50%	5.73%
2010		N/A	22.16	19.18
2009		N/A	72.17	47.30
2008		N/A	(49.58)	(42.60)
2007		December 31	(24.47)	(7.60)
2006		December 29	40.37	24.26

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, when applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of the interest expense paid on borrowings as follows:

		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(h)
Year Ended 12/31:
2011	(g)	.45	%**
2010		.38
2009		.38
2008		.38
2007		.66
2006		.26	**

(f)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(g)  For the six months ended June 30, 2011.

(h)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2011.

N/A  Not applicable for the six months ended June 30, 2011. The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009 and December 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Effective January 1, 2011, the Fund's adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Like most fixed income instruments, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, the Fund had outstanding when-issued/delayed delivery purchase commitments of $4,583,987.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2010, the character of distributions to the Fund from the REITs was 65.03% ordinary income, 13.90% long-term and short-term capital gains, and 21.07% return of REIT capital.

For the fiscal year ended December 31, 2010, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2011, the Fund applied the actual percentages for the fiscal year ended December 31, 2010, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2011, reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2009, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Fund's Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund's FundPreferred shares had been filed on behalf of shareholders of the Fund, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. Nuveen and the other defendants have filed a motion to dismiss the lawsuits, which are still pending before the court. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund Auction Rate Preferred Shares ("ARPS") marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign

Nuveen Investments

currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, call options written and interest rate swaps, respectively" on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Wellington Management Company LLP ("Wellington"), one of the Fund's sub-advisors, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended June 30, 2011, the Fund entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2011, was 29. The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a written call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2011, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential.

The Fund did not purchase put or call options or write put options during the six months ended June 30, 2011. The average notional amount of call options written during the six months ended June 30, 2011, was as follows:

Average notional amount of call options written*	$(3,600,267)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments

During the six months ended June 30, 2011, the Fund entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowing.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2011, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$39,900,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$82,362,917	$1,645,193	$—	$84,008,110
REIT Common Stocks	90,509,533	—	—	90,509,533
Capital Preferred Securities	—	1,624,688	—	1,624,688
Variable Rate Senior Loan Interests	—	79,245,030	—	79,245,030
Emerging Markets Debt and Foreign Corporate Bonds	—	67,905,297	—	67,905,297
Short-Term Investments	—	9,180,586	—	9,180,586
Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(34,660)	—	(34,660)
Interest Rate Swaps**	—	(366,824)	—	(366,824)
Total	$172,872,450	$159,199,310	$—	$332,071,760

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The following is a reconciliation of the Fund's Level 3 investments held at the beginning and end of the measurement period:

Level 3 Emerging Markets Debt and Foreign Corporate Bonds
Balance at the beginning of period	$42,700
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(12,200)
Purchases at cost	—
Sales at proceeds	(30,500)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2011	$—

During the six months ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$42,659	Unrealized depreciation on forward foreign currency exchange contracts	$77,319
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	—	Unrealized depreciation on interest rate swaps*	366,824
Total			$42,659		$444,143

*  Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Fund's Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$755,913
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(196,836)
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(146,584)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$93,838
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(68,414)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(366,824)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/11	Year Ended 12/31/10
Common shares repurchased and retired	—	(30,100)
Weighted average:
Price per Common share repurchased and retired	—	$9.81
Discount per Common share repurchased and retired	—	15.61%

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2011, aggregated $148,299,521 and $130,374,679, respectively.

Transactions in call options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	4,471	$343,067
Options written	2,466	502,275
Options terminated in closing purchase transactions	(3,865)	(493,736)
Options exercised	(357)	(89,684)
Options expired	(2,715)	(261,922)
Options outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$308,528,224
Gross unrealized:
Appreciation	$40,548,635
Depreciation	(16,603,615)
Net unrealized appreciation (depreciation) of investments	$23,945,020

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclassifications, paydown adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund's components of Common share net assets at December 31, 2010, the Fund's last tax year-end, as follows:

Paid-in surplus	$(10,877,093)
Undistributed (Over-distribution of) net investment income	12,062,975
Accumulated net realized gain (loss)	(1,185,882)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

Nuveen Investments

The tax character of distributions paid during the Fund's last tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$18,768,363
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At December 31, 2010, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$24,094,780
December 31, 2017	32,452,667
Total	$56,547,447

During the Fund's last tax year ended December 31, 2010, the Fund utilized $14,944,995 of its capital loss carryforwards.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October currency losses of $105,345 were treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony"), and Wellington. NWQ and Symphony are each a subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including ADR and the Fund's call option strategy. Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds, and foreign currency forward strategy. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending September 30,			Year Ending September 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2011, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At June 30, 2011, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $83 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (the "Facility"), renewable annually, with its custodian bank. On February 1, 2011, the Fund amended the Facility with its custodian bank and increased its amount from $65 million to $83 million. As of June 30, 2011, the Fund's outstanding balance on the Facility was $79.8 million. During the six months ended June 30, 2011, the average daily balance outstanding and average annual interest rate was $77.3 and 1.01%, respectively.

Nuveen Investments

Interest is charged on the Facility at a rate per annum equal to (a) the higher of (i) the overnight London Inter-bank Offered Rate ("LIBOR") rate plus 1.00% and (ii) the Federal Funds rate plus 1.00% or (b) the 1-week, 30, 60, or 90-day LIBOR plus 1.00%. In addition to interest expense, the Fund pays a per annum commitment fee based on the total amount of the Facility.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and commitment fees are recognized as "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each a "Sub-Advisory Agreement") between the Advisor and NWQ Investment Management Company, LLC ("NWQ"), the Advisor and Symphony Asset Management LLC ("Symphony"), the Advisor and Wellington Management Company, LLP ("Wellington"), and the Advisor and Security Capital Research & Management Incorporated ("Security Capital" and, together with NWQ, Symphony and Wellington, the "Sub-Advisors") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and each Sub-Advisor (the Advisor and each Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund's investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund's portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ and Symphony in 2010 and 2011. The Board also met with Wellington and State Street Bank & Trust Company, the Fund's accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors provide the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and performance of the Fund and each portion of the Fund's portfolio allocated to such Sub-Advisor. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement were satisfactory.

Nuveen Investments

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds, including the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number.

In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences from its Performance Peer Group; therefore, the Independent Board Members considered the performance of the Fund compared to its benchmark. In this regard, the Independent Board Members noted that although the Fund underperformed its benchmark for the three-year period, it outperformed its benchmark for the one-year period.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved

Nuveen Investments

and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Security Capital and Wellington, the Sub-Advisors unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to NWQ and Symphony, the Independent Board Members reviewed each such Sub-Advisor's revenues, expenses and pre-tax profitability margins. Similarly, with respect to Security Capital and Wellington, the Sub-Advisors unaffiliated with Nuveen, the Independent Board Members also considered each such Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the respective Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The

Nuveen Investments

approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to NWQ and Security Capital, the Independent Board Members considered that such Sub-Advisors may benefit from their soft dollar arrangements pursuant to which the respective Sub-Advisor receives research from brokers that execute the Fund's portfolio transactions. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. For the Advisor, NWQ, Security Capital and Wellington, the Independent Board Members noted that such Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JDD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/performance

ESA-B-0611D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend & Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011